Note 10 - Related Party Transactions - Pro Forma Condensed Combined Financial Information (Details) - High Peak Business Combination [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Total revenues	$ 24,623	$ 9,057
Net income attributable to Common Stock	$ (23,310)	$ (8,838)
Basic and diluted net loss per share (in dollars per share)	$ (0.25)	$ (0.10)